Securities Act Registration No. 333-______
Investment Company Act Reg. No. 811-______

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. ____	[ ]
Post-Effective Amendment No. ____	[ ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. ____	[ ]
(Check appropriate box or boxes.)

_________________

YYY Trust
(Exact Name of Registrant as Specified in Charter)

383 Madison Avenue, New York, New York 10179
(Address of Principal Executive Offices) (Zip Code)

(800) 436-4148
(Registrant’s Telephone Number, including Area Code)

Michael E Guarasci, Sr.
Bear Stearns Asset Management
383 Madison Avenue
New York, New York 10179
(Name and Address of Agent for Service)

Copies to:

George T. Simon, Esq.	Patrick Daugherty, Esq.
Foley & Lardner LLP	Foley & Lardner LLP
321 N. Clark Street	500 Woodward Avenue
Suite 2800	Suite 2700
Chicago, IL 60610-4764	Detroit, MI 48226
Phone: (312) 832-4500	Phone: (313) 234-7100
Fax: (312) 832-4700	Fax: (313) 234-2800

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Preliminary Copy—Subject to Completion, dated March 19, 2007

[COVER PAGE LOGO]

Bear Stearns Current Yield Fund

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. IN ADDITION, THE OFFERING OF SHARES IS CONTINGENT UPON APPROVAL OF AN EXEMPTIVE APPLICATION WHICH HAS BEEN SUBMITTED TO THE SEC, WHICH APPROVAL MAY OR MAY NOT BE GRANTED.

        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information (“SAI”) dated [•] [•], 2007 (which is incorporated by reference into this Prospectus and is legally a part of this Prospectus) and, if given or made, such information or representations may not be relied upon as having been authorized by us.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus
YYY Trust

[•] [•], 2007

Bear Stearns Current Yield Fund

        The YYY Trust (the “Trust”) is organized as a Delaware statutory trust and is an open-end registered investment company under the Investment Company Act of 1940 (the “Investment Company Act”) that currently consists of one investment portfolio, an exchange traded fund named “Bear Stearns Current Yield Fund” (the “Fund”). The offering of the Trust’s shares (“Shares”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”). YYY Advisors LLC serves as the investment advisor to the Fund (the “Advisor”). Bear Stearns Asset Management, Inc. serves as the sub-advisor to the Fund (the “Sub-Advisor”). [•] serves as the distributor for the Fund (the “Distributor”).

        The Shares are expected to be approved for listing under the ticker symbol “YYY” on the American Stock Exchange LLC (the “AMEX”). Shares will trade on the AMEX and other secondary markets at market prices throughout the trading day like ordinary exchange traded stock. There is no assurance that an active trading market will be maintained for Shares or that the market prices of Shares will be close to their net asset value (“NAV”) or intraday indicative value (“IIV”).

        The Fund issues and redeems Shares on a continuous basis, at NAV per Share, only in large specified numbers of Shares called “Creation Units.” Each Creation Unit will initially be comprised of 50,000 Shares. Creation Units are purchased and redeemed for cash only and the Fund will not allow in-kind creations and redemptions. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Only “Authorized Participants” may purchase or redeem Shares directly from the Fund. Most retail investors will not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market on the AMEX or other secondary markets with the assistance of a broker, and these purchases will be subject to customary brokerage commissions or fees. Some of the information contained in this Prospectus and the SAI—such as information about purchasing and redeeming Shares from the Fund and references to transaction fees imposed on purchases and redemptions—is not relevant to most retail investors.

Bear Stearns Current Yield Fund

Prospectus

[•][•], 2007

Table of Contents

INVESTMENT SUMMARY AND INVESTMENT OBJECTIVE	1
PRINCIPAL INVESTMENT STRATEGY	1
PRINCIPAL RISK CONSIDERATIONS	5
General Risks	5
Specific Trading Risks	6
FUND PERFORMANCE	7
FEES AND EXPENSES	7
BOOK ENTRY	8
CREATION AND REDEMPTION OF CREATION UNITS	9
Purchasing Shares Directly From the Fund	9
Redeeming Shares Directly from the Fund	9
Summary of Transaction Fees	10
MANAGEMENT	10
Investment Advisor and Sub-Advisor	10
Portfolio Manager	11
OTHER SERVICE PROVIDERS	11
SHAREHOLDER INFORMATION	11
FREQUENT TRADING	12
SERVICE AND DISTRIBUTION PLAN	12
DETERMINATION OF NET ASSET VALUE	12
INTRADAY INDICATIVE VALUE	13
DIVIDENDS AND DISTRIBUTIONS	13
TAXES	14
CODE OF ETHICS	15
FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS	15
OTHER INFORMATION	15
FINANCIAL HIGHLIGHTS	15

Exchange: American Stock Exchange LLC
Ticker: YYY
CUSIP: [•]

        This Prospectus provides the information you need to make an informed decision about investing in the Shares. It contains important facts about the Trust and the Fund.

INVESTMENT SUMMARY AND INVESTMENT OBJECTIVE

        The investment objective of the Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. The portfolio manager seeks to attain the Fund’s objective by investing in money market/short-term fixed-income obligations, including U.S. government securities, bank obligations, foreign bank obligations (U.S. dollar denominated), foreign securities (U.S. dollar denominated), corporate debt obligations, money market instruments, mortgage-backed and asset-backed securities, municipal obligations, repurchase agreements and reverse repurchase agreements.

        From time to time, the Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another). These derivative transactions may involve forward contracts, future contracts, options and swaps, including options on futures and swaps. The use of derivative instruments for hedging purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets.

        The Fund provides an alternative to direct short-term investments and alleviates the need to schedule maturities and reinvest, evaluate the credit of issuers, invest in round lots and safeguard the receipt and delivery of securities. The Fund is a convenient investment for diversifying a portfolio but is not itself a complete investment program. The Fund anticipates that it will be rated the highest rating for short-term investments by a nationally recognized statistical rating organization.

        The Fund is not a “money market fund” as that term is defined in the Investment Company Act, and it is not an objective of the Fund to maintain a target share price as would be the case for a money market fund.

        An investment in the Fund is not a bank deposit, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The Fund is not guaranteed to achieve its investment objective and an investment in the Fund could lose money.

PRINCIPAL INVESTMENT STRATEGY

        Unlike an “index fund” which seeks to achieve, as closely as practicable, the total return of the securities comprising a specified market index, the Fund will be actively managed by its portfolio manager. In other words, the portfolio manager will have discretion to choose securities for the Fund’s portfolio consistent with the Fund’s investment objective. The portfolio mangers’ discretion will be subject to the limitations set forth below.

        The portfolio manager takes a “top-down” investment approach for sector allocations, reviewing the economic outlook and the direction in which inflation and interest rates are expected to move, and then takes a “bottom-up” investment approach using relative value analysis to select the best securities within each sector.

        The Fund will not invest in common stocks, preferred stocks, warrants or other equity securities. The Fund will not purchase securities on margin, sell securities short or write or purchase put or call options.

        The Fund’s portfolio will have a weighted average maturity of approximately 180 days (or, in the case of mortgage-backed securities, asset-backed securities and similar types of securities, an expected weighted average life of approximately 180 days), although the average may vary significantly from that period from time to time. No single investment of the Fund will have a maturity in excess of three years (or, in the case of mortgage-backed securities, asset-backed securities and similar types of securities, an expected weighted average life in excess of three years). For all floating rate securities, maturity shall be the next reset date.

        Average weighted maturity is the average of all the current maturities (that is, the term of the securities) of the individual securities in the Fund’s portfolio. Average weighted maturity is important to investors as an indication of the Fund’s sensitivity to changes in interest rates. Usually, the longer the average weighted maturity, the more fluctuation in share price you can expect. Mortgage-related securities are subject to prepayment of principal, which can shorten the average weighted maturity of the Fund’s investments. Therefore, in the case of mortgage-backed securities, asset-backed securities and similar types of securities, the average weighted maturity is equivalent to its weighted average life. Weighted average life is the average weighted maturity of the anticipated cash flows in the securities held by the Fund given certain prepayment assumptions. Prepayment assumptions are subjective assessments of the likelihood of prepayment based upon various factors including current interest rates, rates on the underlying instruments and prepayments of similar types of instruments.

        The Fund will be prohibited from concentrating 25% or more of its total assets in any one industry, except for obligations issued by the U.S. government or its agencies. The Fund also will be prohibited from investing more than 5% of its assets in any one issuer (except that this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies).

        U.S. Government Securities. U.S. government securities include a variety of instruments which are issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities which have been established or sponsored by the U.S. government. Direct obligations of the U.S. Treasury include treasury bills, treasury notes and treasury bonds. The Fund may invest in TIPS which are issued by the U.S. government and are designed to protect investors from inflation. The Fund may also invest in certain interests in U.S. government securities, such as U.S. Treasury STRIPS. U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury.

        Bank Obligations. The Fund may invest in obligations of commercial banks, savings banks, savings and loan associations or other depository institutions such as, but not limited to, certificates of deposit, banker’s acceptances, letters of credit, commercial paper and time deposits.

        Within this asset class, it is expected that the Fund will invest primarily in obligations of U.S. banking institutions. The Fund may also invest in obligations of foreign branches or subsidiaries of U.S. banks (“Eurodollar” obligations), provided that such investments are general obligations of the U.S. parent bank, or the Fund may invest in obligations of foreign banks or subsidiaries of foreign banks issuing in the U.S. (“Yankeedollar” obligations). The Fund may only invest in Yankeedollar obligations that are issued by banks subject to state or federal banking regulations in the U.S.

        U.S. Corporate Debt Obligations. The Fund may invest in fixed-income securities issued by U.S. businesses. These include investment-grade notes, bonds, debentures and commercial paper. The Fund may also purchase interests in loans made to companies by U.S. banks.

        Foreign Corporate Debt Obligations. The Fund may invest in U.S. dollar-denominated corporate debt obligations of foreign companies located in the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia, Spain, Australia and Canada.

        The Fund may invest in U.S. dollar denominated sovereign debt obligations of developed countries provided they meet the minimum ratings criteria for corporate debt obligations. The Fund may also invest in the debt obligations of supranational agencies provided they meet the ratings criteria for corporate debt obligations. Supranational entities include international organizations designated or supported by governmental entities to promote reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

        Money Market Funds. The Fund may invest in money market funds registered under the Investment Company Act. If the Fund invests in a money market fund, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the money market fund, including advisory fees.

        Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed and asset-backed securities. These securities represent interests in pools of income-generating assets which would otherwise be illiquid. Mortgage-backed securities are secured (or backed) by commercial or residential mortgages. Other asset-backed securities are secured (or backed) by, among other things, automobile loans, installment sale contracts, credit card receivables or other similar assets. Mortgage-backed and asset-backed securities are issued by entities such as Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, commercial banks, trusts, special purpose entities, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks.

        Taxable U.S. Municipal Obligations. The Fund may invest in taxable municipal obligations. Taxable municipal obligations include debt obligations issued to obtain funds for public purposes, including construction of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

        Repurchase Agreements (Lending). The Fund may enter into repurchase agreements with financial institutions, such as banks and broker-dealers, deemed by the portfolio manager to be creditworthy under criteria established by the Board of Trustees. A repurchase agreement is a short-term investment in which the Fund purchases a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually overnight. This results in a fixed rate of return for the Fund insulated from market fluctuations during the holding period.

        Reverse Repurchase Agreements (Borrowing). The Fund may borrow money through reverse repurchase agreements for extraordinary or emergency purposes. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. The aggregate value of temporary bank borrowings and reverse repurchase agreements may not exceed 20% of the value of the net assets of the Fund.

        Illiquid Securities. The Fund may invest in illiquid securities which are securities for which there is no active trading market, such as “restricted securities” under the Securities Act. The Fund will not invest more than 10% of its net assets in illiquid securities.

        Derivatives. From time to time, the Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another). These derivative transactions may involve forward contracts, future contracts, options and swaps, including options on futures and swaps. The use of derivative instruments for both hedging and speculative purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets.

        Securities Ratings. Money market instruments purchased by the Fund will be rated in the highest rating category by at least two nationally recognized statistical rating organizations (each an “NRSRO”). Presently, the NRSROs are Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Fitch, Inc., Dominion Bond Rating Service Ltd. and A.M. Best Company, Inc. The highest rating category for Moody’s is a rating of “P-1", and the highest rating category for S&P is a rating of “A-1". In the case of short-term municipal obligations, the obligation will be rated in the highest rating category by at least one NRSRO (for example, an S&P rating of “A-1” or a Moody’s rating of “MIG-1” or, in the case of variable-rate demand obligations, “VMIG-1”). Corporate debt obligations will be rated in one of the three highest long-term rating categories by at least two NRSROs. Mortgage-backed and asset-backed securities will be rated in one of the two highest long-term rating categories by at least one NRSRO (for example, an S&P rating of “AA-” or higher or a Moody’s rating of “Aa3” or higher). A security will be deemed to satisfy the Fund’s minimum rating requirement regardless of its relative rating (for example, “+” or “-”) within a major rating category. If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, then the Fund will not be required to dispose of the security. If and when such a downgrade occurs, however, the portfolio manager will determine what action, including sale of the security, is in the best interest of the Fund and its shareholders and will act on that determination.

PRINCIPAL RISK CONSIDERATIONS

        The Fund is subject to risks; the principal risks that may impact the Fund are described below. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. Although the Fund seeks to preserve capital, as with any investment, your investment could lose money or the performance of the Fund could be inferior to that of other investments.

General Risks

        Shares Not Insured or Guaranteed by any Government Agency. An investment in the Fund is not a bank deposit nor is it insured or guaranteed by the FDIC or any other government agency.

        The Fund is Actively Managed. There is no index that the Fund attempts to replicate or track. The portfolio manager has more discretion to select investments than is the case with most other existing exchange traded funds. How the Advisor manages the Fund will affect the Fund’s performance. The Fund may lose money if the portfolio manager is not able to meet the Fund’s investment objectives. The Advisor has not previously served as investment advisor to a registered investment company.

        The Shares are not Individually Redeemable. Shares may be redeemed by the Fund only in large blocks known as Creation Units which are expected to be worth several million dollars. The Trust will not redeem Shares in fractional Creation Units. Individual investors wishing to sell Shares must do so through the secondary market.

        Interest Rate and Credit Risk. The principal risk factors associated with an investment in the Fund are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities that comprise the Fund’s portfolio. If interest rates rise, the value of the Fund’s portfolio is expected to decrease. Conversely, if interest rates decline, the value of the Fund’s portfolio is expected to increase. Consequently, when you sell or redeem your shares of the Fund, they could be worth more or less than what you paid for them.

        The Fund is not a “Money Market Fund” nor is it Subject to Certain Laws Regulating Money Market Funds. The Investment Company Act contains specific legal requirements for money market funds that include restrictions on the type of securities that money market funds may include in their portfolios and the overall composition of their portfolios. The Fund is not required by law to comply with such rules, and it is not an objective of the Fund to maintain a target share price as would be the case for a money market fund.

        Asset Class Risk. The returns from the Fund’s investments may underperform returns from other short-term investments or different asset classes.

        Foreign Risks. Investments in foreign securities, even though U.S. dollar-denominated, involve additional risk such as unfavorable political or economic developments, imposition of withholding taxes, seizure of foreign deposits and currency controls or other governmental restrictions that might affect the payment of principal or interest. Furthermore, foreign issuers are generally not subject to financial reporting standards that are comparable to U.S. standards. As long as the Fund holds a foreign security, even though U.S. dollar-denominated, its value could be affected by the value of the local currency relative to the U.S. dollar.

        Municipal Securities. The Fund may invest in municipal securities which can be affected by economic and political events and uncertainties in the market relating to taxation, legislative changes or the rights of municipal security holders.

        Illiquid Security Risk. The Fund may have difficulty valuing or selling illiquid securities at an acceptable price. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on Fund performance.

        Derivatives Risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments.

        Risk/Returns. The Fund will generally hold investments with low levels of risk. Therefore, over time they may produce lower returns than investments that have a higher level of risk. Investors should not consider the Fund alone to be a balanced investment strategy.

        High Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may exceed 100%. High portfolio turnover would result in the Fund incurring more transaction costs such as “bid/ask” spread. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s shareholders of increased taxes on realized gains.

Specific Trading Risks

        Absence of Prior Active Market. Although Shares are expected to be approved for listing on the AMEX, there can be no assurance that they will be approved or that an active trading market will develop and be maintained for the Shares.

        Issues Relating to Market Liquidity. Trading in Shares on the AMEX and other secondary markets may be halted because of market conditions or for reasons that, in the view of the AMEX or other markets, make trading in Shares inadvisable. In addition, trading in Shares is subject to trading halts caused by extraordinary market volatility pursuant to AMEX “circuit breaker” rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Shares will continue to be met.

        Fluctuation of NAV and IIV. NAV and the IIV of the Shares will fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares could be influenced by changes in NAV, the IIV reported and supply and demand on the AMEX or other secondary markets. Shares may trade below, at or above their NAV and IIV. Supply and demand forces in the secondary trading market for Shares are expected to be closely related to, but not identical to, the same forces influencing the prices of the underlying investments. Because Shares can be created and redeemed in Creation Units and the IIV of Shares is reported every 15 seconds while the AMEX is open for trading, the Advisor believes that significant premiums or discounts to NAV will not be sustained. In other words, the Shares are expected to closely track the value of the Fund’s portfolio.

        Please refer to the SAI for a more complete discussion of the risks of investing in Shares.

FUND PERFORMANCE

        The Fund is newly organized and therefore has no performance history as of the date of this Prospectus. The Fund’s performance (before and after taxes) will vary from year to year.

FEES AND EXPENSES

        The table below describes the fees and expenses that you may pay if you buy and hold Shares. The Fund had not commenced operations as of the date of this Prospectus. The expenses listed in the table are estimates based on the expenses the Fund expects to incur for the fiscal year ending [•].

SHAREHOLDER FEES (fees paid directly from your investment)	None (1)
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the Fund’s assets)
Management Fees	0.28
Distribution and/or Service (12b-1) Fees	None (2)
Other Expenses	[•]%
Total Annual Fund Operating Expenses	[•]%

Expense Reimbursement or Recovery	[•]%

Net Expenses	[•]%

(1) See “Creation and Redemption of Creation Units - Summary of Transaction Fees” below. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2) The Fund has adopted a Service and Distribution Plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.10% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund.

(3) Pursuant to the Investment Advisory Agreement with the Trust, the Advisor has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.30% of average net assets per year, at least until December 31, 2007. The offering costs excluded from the 0.30% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Advisor have entered into an Excess Expense Agreement (the “Expense Agreement”) in which the Advisor has agreed to waive its management fees and/or pay certain operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.30% (excluding the expenses set forth above) (the “Expense Cap”). Expenses borne by the Advisor are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

        Most investors will buy and sell Shares through brokers and they will incur brokerage charges and market premiums and discounts based on the spread between the bid and the offer price in effect in the secondary market. These expenses are not included in the table set forth above.

Example of Expenses

        This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

        The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$[•]	$[•]

        The above examples are for illustration purposes only and are not a representation of the Fund’s actual expenses and returns, either past or future. Investors are cautioned that the expenses of frequent trading of Shares in the secondary market, in the form of broker commissions and fees and market premiums and discounts, could exceed investment returns and they will lose money. Additionally, if the Fund invests in another investment company, the Fund’s investors will indirectly bear the Fund’s proportionate share of the fees and expenses paid by that investment company.

        For a discussion of the transaction fees associated with the creation and redemption of Creation Units applicable to Authorized Participants, please refer to the section of this Prospectus titled “Creation and Redemption of Creation Units; Summary of Transaction Fees.”

BOOK ENTRY

        Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

        Investors owning Shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares of the Fund. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.

        If the Fund were to seek shareholder action, it is the Trust’s understanding that DTC would authorize the DTC participants to take such action and that the DTC participants would authorize the beneficial owners, acting through such DTC participants, to take such action and would otherwise act upon the instructions of the beneficial owners owning through them.

CREATION AND REDEMPTION OF CREATION UNITS

        The Fund issues and redeems Shares only in Creation Units. To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through an Authorized Participant. An “Authorized Participant” is either: (1) a “Participating Party,” namely, a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation, a clearing agency registered with the SEC, or (2) a participant in DTC, which, in either case, has signed a “Participant Agreement” with the Distributor. Because Creation Units will likely cost at least several million dollars, it is expected that only large institutional investors will purchase and redeem Shares directly from the Fund. Other investors will buy or sell Shares in the secondary market.

        The creation and redemption processes set forth below are summaries. Authorized Participants should refer to their Authorized Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

Purchasing Shares Directly From the Fund

        Purchase orders are only accepted on a day on which the AMEX is open for trading (a “Business Day”). Purchase orders will be processed through a clearing process run at DTC. A purchase order from an Authorized Participant must be received by the Distributor by 11:00 a.m. New York time to receive that day’s NAV per Share (the “Order Cutoff Time”). A purchase order received after the Order Cut Off Time will be deemed accepted on the next Business Day and subject to the NAV per Share calculated on that day.

        The next Business Day after a purchase order is deemed accepted on which DTC is open for business, the purchasing Authorized Participant must transfer cash in an amount equal to the value of Creation Unit(s) purchased, based on the relevant NAV per Share, as described above, plus the applicable transaction fees. Upon payment, the Trust will instruct DTC to credit the Authorized Participant with the purchased Shares.

Redeeming Shares Directly from the Fund

        Redemption orders are only accepted on a Business Day. Redemption orders will be processed through a clearing process run at DTC. A redemption order from an Authorized Participant must be received by the Distributor by the Order Cutoff Time to receive that day’s NAV per Share. A redemption order received after the Order Cutoff Time will be deemed accepted on the next Business Day and subject to the NAV per Share calculated on that day.

        The next Business Day after a redemption order is deemed accepted on which DTC is open for business, the redeeming Authorized Participant will surrender Shares in an integral number of Creation Units in exchange for a cash amount equal to the relevant NAV per Share, as described above, multiplied by the number of Shares redeemed minus the applicable transaction fees.

Summary of Transaction Fees

        There is a fixed and a variable component to the total transaction fee on transactions in Creation Units. A fixed transaction fee equal to $[•] is applicable to each creation and redemption transaction, regardless of the number of Creation Units transacted. The Fund also imposes a variable transaction fee up to 0. [•]% of the value of the Creation Units created or redeemed.

        The approximate value of one Creation Unit of the Fund, as of [•] [•], 2007 is $[•]. Assuming an investment in a Creation Unit of $[•] and a 5.5% return each year, and that the Authorized Participant pays the standard $[•] transaction fee applicable to creations and redemptions of the Creation Unit, the maximum variable transaction fee of 0. [•]% and the Annual Fund Operating Expenses, the total cost would be $[•] if the Creation Unit is redeemed after one year and $[•] if the Creation Unit is redeemed after three years.

        The above examples are for illustration purposes only and are not a representation of the Fund’s actual expenses and returns, either past or future.

MANAGEMENT

        The Board of Trustees of the Trust is responsible for the general supervision of the Fund. The Board of Trustees appoints officers who are responsible for the day-to-day operations of the Fund.

Investment Advisor and Sub-Advisor

        The Advisor, YYY Advisors LLC, generally oversees the performance of the Fund and arranges for transfer agency, custody and all other services necessary for the Fund to operate, but does not exercise day-to-day oversight over the Fund’s service providers. The Advisor is responsible for overseeing the management of the investment portfolio of the Fund. These services are provided under the terms of an Investment Advisory Agreement dated [•] [•], 2007 (the “Investment Advisory”) between the Trust and the Advisor, pursuant to which the Advisor receives an annual management fee equal to 0.28% of the Fund’s average net assets.

        The Advisor’s address is 383 Madison Avenue, New York, New York 10179. The Advisor is newly organized and has not previously served as investment advisor to a registered investment company.

        The Sub-Advisor, Bear Stearns Asset Management, Inc., is a wholly-owned subsidiary of The Bear Stearns Companies Inc. which was established in 1984. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. Bear Stearns Asset Management, Inc. is a registered investment advisor with aggregate assets at December 31, 2006 of approximately $41.43 billion, and is located at 383 Madison Avenue, New York, New York 10179.

        The Sub-Advisor manages the investment portfolio of the Fund under the oversight of the Advisor. The Sub-Advisor has complete discretion to purchase and sell portfolio securities for the Fund within the Fund’s investment objectives, restrictions and policies, and specific strategies. The Advisor employs and terminates sub-advisors subject to the approval of the Board of Trustees of the Fund.

        A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement will be available in the Trust’s first annual report to shareholders.

        The Sub-Advisor and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest. The Sub-Advisor does not use inside information in making investment decisions on behalf of the Fund.

Portfolio Manager

        Scott D. Pavlak, Senior Managing Director at the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Pavlak joined Bear Stearns & Co. in 1990 and has been with the Sub-Advisor since 1992.  Mr. Pavlak oversees the Sub-Advisor’s short-term fixed income group and manages institutional corporate, public and Taft-Hartley separate account portfolios.  Before joining Bear Stearns & Co., Mr. Pavlak was Vice President and Senior Investment Officer at Beechwood Securities, where he managed fixed income portfolios for a variety of clients. Mr. Pavlak received his B.S. in Finance from Fairleigh Dickinson University and earned his M.B.A. in Finance and Economics from the Stern School of Business at New York University.  Mr. Pavlak is a member of the CFA Institute (formerly AIMR) and The New York Society of Security Analysts, Inc.  Mr. Pavlak is a CFA charterholder.

        Please refer to the SAI for a more complete discussion of the portfolio manager, including his compensation, other accounts managed by him, and his ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

        The Bank of New York, located at One Wall Street, New York, New York 10286, serves as the Fund’s Administrator, Custodian and Transfer Agent.

        Foley & Lardner LLP, located at 90 Park Avenue, New York, NY 10016, serves as the Fund’s legal counsel.

        [•], located at [•], serves as the Fund’s distributor.

        KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, serves as the Fund’s auditor.

SHAREHOLDER INFORMATION

        Investors may acquire Shares in the secondary market (namely, not from the Fund) through a broker. Shares of the Fund will be listed on the AMEX and will be publicly traded like other shares of publicly traded securities. The Shares may trade on the AMEX and other exchanges, and may also trade over-the-counter. On the AMEX and on all other secondary markets, there is no minimum share amount you must buy or sell and you may purchase or sell as little as one Share. The Shares will be eligible for purchase on margin.

        When you buy or sell Shares in the secondary market, your broker may charge you a commission or other transaction charges and you may pay market premiums or discounts on each purchase or sale transaction. For information about buying and selling Shares in the secondary market, please contact your broker.

FREQUENT TRADING

        The Fund imposes no restrictions on the frequency of creations and redemptions of Creation Units directly with the Fund. Unlike traditional mutual funds, the Fund issues and redeems its Shares at NAV per Share in Creation Units, plus applicable transaction fees, and the Shares may be purchased and sold in the secondary market at prevailing market prices.

        Frequent creations and redemptions could increase the rate of portfolio turnover because purchases and redemptions will be settled for cash. A high ratio of portfolio turnover may negatively impact the Fund’s performance. In addition, very large movements of cash into or out of the Fund may negatively impact the Fund’s ability to achieve its investment objective and may increase the Fund’s operating expenses.

SERVICE AND DISTRIBUTION PLAN

        [•] serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

        The Board of Trustees of the Trust has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.10% of its average daily net assets each year for certain distribution-related activities.

        No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

DETERMINATION OF NET ASSET VALUE

        The NAV of the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities. Interest on the Trust’s assets will accrue daily and will be included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) will accrue daily and will be included in the Fund’s total liabilities. NAV per Share of the Fund is computed by dividing the NAV by the total number of Shares outstanding, rounded to the nearest cent.

        In calculating NAV, the Fund’s investments are generally valued using market valuations. The value of the securities held by the Fund will be determined by a pricing service. The pricing service will generally value short-term debt securities held by the Fund with a remaining maturity of 60 days or less at amortized cost and short-term debt securities with 61 days or more to maturity based on quotations received from market makers or other appropriate sources. When market quotations are not readily available or are deemed unreliable, some investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. Investments that may be valued using fair value pricing include, but are not limited to: (i) illiquid securities, including “restricted” securities and securities received in private placements for which there is no public market; (ii) securities of an issuer that becomes bankrupt or enters into a restructuring; (iii) securities whose trading has been halted or suspended; (iv) a security affected by currency controls or restrictions; and (v) fixed income securities that have gone into default and for which there is no current market value quotation.

        The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations. If the Fund invests in other open-end management investment companies registered under the Investment Company Act, it may rely on the net asset values of those companies to value the shares it holds of them. Those companies may also use fair value pricing under some circumstances.

        Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the IIV, which could result in the market prices for Shares deviating from NAV.

        NAV of the Fund is calculated by the Fund’s Administrator and Custodian each day the AMEX is open for trading, ordinarily by 6:30 p.m. New York time. The AMEX is generally open Monday through Friday and is closed on weekends and federal holidays. The AMEX may close early on the day before a federal holiday and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change and are published on the AMEX website at www.amex.com. If the AMEX closes early, NAV may be calculated prior to its normal calculation time. Creation and redemption transaction order time cutoffs would also be adjusted accordingly.

INTRADAY INDICATIVE VALUE

        The approximate value of Fund’s investments on a per-Share basis, the IIV, will be disseminated every 15 seconds during hours of trading on the AMEX. The IIV should not be viewed as a “real-time” update of NAV because the Intraday Indicative Value may not be calculated in the same manner as NAV, which is computed once per day.

        The AMEX will calculate the Intraday Indicative Value during hours of trading on the AMEX by dividing the “Estimated Fund Value” as of the time of the calculation by the total Shares outstanding. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. To determine the estimated value of the securities held by the Fund, the Fund’s administrator will provide to the AMEX the weighted average maturity (or expected weighted average life, as applicable) for each security in the Fund’s portfolio. Based on the weighted average maturity (or expected weighted average life, as applicable) of the portfolio securities, the AMEX will select the appropriate reference securities and correlate them to the portfolio securities. The AMEX will then adjust the value of the portfolio securities throughout the day to reflect the movement of interest rates, as captured in the intraday movement of the reference securities.

        The Fund is not involved in, or responsible for, the calculation or dissemination of the Intraday Indicative Value and makes no warranty as to its accuracy.

DIVIDENDS AND DISTRIBUTIONS

        The Fund will accrue interest and expenses daily and pay the net amount accrued during each month to holders as of the last business day of each month. Monthly distributions will be comprised of interest accrued on the Fund’s assets less expenses (“Net Income”). The Fund anticipates that most of its dividends will consist of ordinary income.

        It is the Fund’s intention to distribute substantially all of its Net Income over the course of the year. If, for any distribution, the Fund’s Net Income is less than the amount of the distribution, the difference could result in a return of capital to investors for tax purposes.

        Net long-term and short-term capital gains will be distributed at least annually. It is anticipated that most of the Fund’s capital gains will be short-term capital gains.

        All distributions are paid in cash and are made to record holders. Record holders pass through the distributions on a pro rata basis to the underlying beneficial owners, if any. Distributions are subject to federal taxes.

TAXES

        The following discussion is intended as general information only; it is not a complete analysis of the federal tax implications of an investment in the Fund. Because each person’s tax situation is unique, you should consult your own tax advisor with regard to the federal, state and local tax consequences of the purchase, ownership, exchange and redemption of Shares. The following description of tax consequences does not address the tax treatment of foreign persons (entities that are not organized under the laws of the United States or a political subdivision thereof, and individuals who are neither a citizen nor resident of the United States) or shareholders holding Shares through tax-advantaged accounts (such as IRAs), and does not address any tax consequences other than U.S. federal income tax consequences. The applicable tax laws affecting the Fund and its shareholders are subject to change, including retroactive change.

        Distributions from the Fund’s net ordinary income and from the Fund’s net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions from the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) will be taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held the Shares and whether or nor the distributions are reinvested in additional Shares. Distributions from the Fund will not qualify for the lower tax rates applicable to “qualified dividend income”. In general, distributions will be subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

        “Backup withholding” may be imposed on distributions and redemption proceeds paid to a shareholder who has failed to provide a correct taxpayer identification number.

        Any capital gain or loss recognized upon a sale of Shares is generally treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss recognized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

        After the end of each year, the Fund, in the case of an Authorized Participant, or your broker, in the case of a retail investor, will provide you with information about the dividends and distributions you received. If you do not provide the Fund or your broker with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your dividends, distributions and redemption proceeds.

        Please refer to the SAI for a more complete discussion of the tax consequences of investing in the Fund.

CODE OF ETHICS

        The Trust, the Advisor, the Sub-Advisor and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, the Sub-Advisor and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.

FUND WEBSITE AND DISCLOSURE OF PORTFOLIO HOLDINGS

        The Distributor maintains a website for the Fund at www. [•]. Among other things, this website includes this Prospectus and the SAI, and will include the Fund’s top holdings, the Fund’s annual and semiannual reports, a list of Authorized Participants, pricing information about the Shares trading on the AMEX, daily NAV calculations and an historical comparison of the trading prices to NAV.

        Please refer to the SAI for a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings.

OTHER INFORMATION

        The Fund is not sponsored, endorsed, sold or promoted by any NRSRO or the AMEX. The NRSROs and the AMEX make no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The NRSROs and the AMEX have no obligation or liability in connection with the administration, marketing or trading of the Fund.

        AMEX’s only relationship to the Fund relates to the licensing of certain intellectual property and the listing of the Shares. With respecting to the licensed intellectual property, the Advisor pays the AMEX and the owner of the intellectual property, which is an affiliate of the Advisor, a licensing fee. This licensing fee is paid out of the Advisor’s management fee.

FINANCIAL HIGHLIGHTS

        The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

YYY Trust
Mailing Address
383 Madison Avenue
New York, New York 10179

Telephone
(800) [•]-[•]

Website
www. [•]

For More Information

If you would like more information about YYY Trust, the Bear Stearns Current Yield Fund and the Shares, the following documents are available free upon request.

Annual and Semiannual Reports to Shareholders: Additional information about the Fund’s investments will be available in the Fund’s annual and semiannual reports to shareholders.

Statement of Additional Information (SAI): The SAI for the Fund provides additional information about the Trust, the Fund and the Shares. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this Prospectus. To receive a free copy of the latest annual or semiannual report or the SAI, to request additional information about the Trust, the Fund or the Shares or to make shareholder inquiries, please contact us by mail, telephone or visit our website.

Information Provided by the SEC: You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC’s website (www.sec.gov), or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Investment Company Act File No. 811-________.

Preliminary Copy—Subject to Completion, dated March 19, 2007

STATEMENT OF ADDITIONAL INFORMATION

YYY Trust

BEAR STEARNS CURRENT YIELD FUND

383 MADISON AVENUE, NEW YORK, NEW YORK 10179

PHONE: ([•])[•]-[•]

        This Statement of Additional Information (“SAI”) describes YYY Trust, a Delaware statutory trust (the “Trust”) formed on March 19, 2007, an open-end registered management investment company under the Investment Company Act of 1940 (the “Investment Company Act”) and currently comprised of one investment portfolio, an exchange traded fund named “Bear Stearns Current Yield Fund” (the “Fund”). YYY Advisors LLC serves as the investment advisor to the Fund (the “Advisor”). Bear Stearns Asset Management, Inc. serves as the sub-advisor to the Fund (the “Sub-Advisor”). [•] serves as the distributor for the Fund (the “Distributor”).

        The Fund is not a “money market fund,” as that term is defined in the Investment Company Act. Shares of the Fund are neither guaranteed nor insured by the U.S. government.

        This SAI is not a prospectus. It should be read in conjunction with the prospectus of the Trust, dated [•][•], 2007 (the “Prospectus”) which incorporates this SAI by reference. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust’s distributor, [•], calling [•] or visiting www. [•]. An annual report for the Fund will be available in the same manner once the Fund has completed its first annual period.

        The date of this Statement of Additional Information is [•][•], 2007.

BEAR STEARNS CURRENT YIELD FUND

TABLE OF CONTENTS

FUND OVERVIEW	1
INVESTMENT POLICIES AND RESTRICTIONS	1
AMEX LISTING AND TRADING	3
INVESTMENT CONSIDERATIONS	4
Investment Ratings	4
Diversification	5
Lending of Portfolio Securities	5
Portfolio Asset Classes	5
MANAGEMENT	11
Board of Trustees and Officers	11
Compensation of Trustees and Officers	13
Codes of Ethics	14
Proxy Voting Policies	14
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	14
Control Persons	14
INVESTMENT ADVISORY AND OTHER SERVICES	15
PORTFOLIO MANAGER	16
Portfolio Manager’s Compensation	16
Other Accounts Managed by Portfolio Manager	17
PORTFOLIO TRANSACTIONS AND BROKERAGE	17
DISCLOSURE OF PORTFOLIO HOLDINGS	18
INTRADAY INDICATIVE VALUE	19
THE DISTRIBUTOR	19
ACCOUNTING AND LEGAL SERVICE PROVIDERS	20
ADDITIONAL INFORMATION CONCERNING SHARES	21
Organization and Description of Shares of Beneficial Interest	21
Book Entry Only System	22
PURCHASE AND REDEMPTION OF CREATION UNITS	23
Purchase and Issuance of Creation Units	24
Cash Purchase Amount	24
Rejection of Purchase Orders	24
Redemption of Creation Units	25
Cash Redemption Amount	25
Rejection of Redemption Orders	25
Transaction Fees	26

i

DETERMINATION OF NET ASSET VALUE	26
TAXATION	27
Treatment of the Fund	27
Treatment of Shareholders	29
Back-Up Withholding	29
OTHER INFORMATION	30
FORM OF FINANCIAL STATEMENTS	31
FORM OF NOTES TO FINANCIAL STATEMENTS	33
FORM OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM REPORT	36

        No person has been authorized to give any information or to make any representations other than those contained in this SAI and the Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized by the Trust.

        The SAI does not constitute an offer to sell securities.

ii

BEAR STEARNS CURRENT YIELD FUND

FUND OVERVIEW

        The Trust is a Delaware statutory trust formed on March 19, 2007 and an open-end registered management investment company comprised of one portfolio, a diversified exchange traded fund named “Bear Stearns Current Yield Fund.” Other exchange traded funds may be added to the Trust in the future. The offering of the shares of the Fund (“Shares”) will be registered under the Securities Act of 1933, as amended (the “Securities Act”). The Shares will be listed on the American Stock Exchange LLC (the “AMEX”).

        The Fund issues and redeems Shares on a continuous basis, at their net asset value (“NAV”), only in large specified numbers of Shares called “Creation Units,” initially 50,000 Shares. Creation Units are purchased and redeemed for cash only and the Fund will not allow in-kind creations and redemptions. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund. Only “Authorized Participants” may purchase or redeem Shares directly from the Fund. Most retail investors will not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units which will cost several million dollars. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares in the secondary market with the assistance of a broker, and these purchases will be subject to customary brokerage commissions or fees. Some of the information contained in this SAI and the Prospectus—such as information about purchasing and redeeming Shares from the Fund and references to transaction fees imposed on purchases and redemptions—is not relevant to most retail investors.

        Reference is made to the Prospectus for a discussion of the investment objective and policies of the Fund. The discussion below supplements and should be read in conjunction with the Prospectus.

INVESTMENT POLICIES AND RESTRICTIONS

        The Fund has adopted the following investment restrictions as matters of fundamental investment policy for the Fund:

        1.     The Fund will not issue senior securities.

        2.     The Fund will not borrow money, except for extraordinary or emergency purposes by temporary bank borrowings or through reverse repurchase agreements. The aggregate value of temporary bank borrowings and reverse repurchase agreements may not exceed 20% of the value of the net assets of the Fund. The Fund will not pledge any of its assets except to secure borrowings. The Fund will not purchase securities while it has any outstanding borrowing.

        3.     The Fund will not act as an underwriter or distributor of securities other than the Shares (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in the disposition of restricted securities).

        4.     The Fund will not concentrate 25% or more of its total assets in any one industry (except that this restriction does not apply to obligations issued by the U.S. government or its agencies).

        5.     The Fund will diversify its assets in different issuers and will not invest more than 5% of its assets in any one issuer (except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation and this restriction does not apply to securities issued by the U.S. government, its agencies or instrumentalities).

        6.     The Fund will not purchase or sell real estate.

        7.     The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may invest in financial futures contracts, options thereon, and other similar instruments.

        8.     The Fund will not lend money, except by purchasing debt securities or entering into repurchase agreements. The aggregate value of repurchase agreements may not exceed 20% of the value of the Fund’s net assets. The Fund will only invest in repurchase agreements that are fully collateralized. Notwithstanding the foregoing, the Fund may lend securities to the extent permitted by the Investment Company Act.

        9.     The Fund will not make investments for the purpose of exercising control or management of any company.

        The Fund’s foregoing fundamental investment policies cannot be changed without approval of the holders of the lesser of: (i) 67% of the Shares present or represented at a shareholders’ meeting at which the holders of more than 50% of Shares are present or represented or (ii) more than 50% of the outstanding Shares.

        The Fund has adopted other investment restrictions which are not fundamental investment policies and which may be changed by the Board of Trustees of the Trust without shareholder approval. These additional restrictions are as follows:

        1.     The Fund will only invest in U.S. dollar-denominated securities.

        2.     The Fund will not purchase common stocks, preferred stocks, warrants or other equity securities.

        3.     The Fund will not invest 25% or more of its total net assets in securities issued by foreign banks or foreign corporations.

        4.     The Fund will not purchase securities of other investment companies except securities of registered investment companies on the open market where no commission or profit results, other than the usual and customary broker’s commission, and where no more than 10% of the value of the Fund’s total assets would be invested in such securities and no more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company.

        5.     The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or Trustee of the Trust or an officer, director or other affiliated person of the Fund’s investment advisor.

        6.     The Fund will not purchase securities on margin, sell securities short or write or purchase put or call options.

        7.     The Fund will not hold more than 10% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. If the value of the Fund’s illiquid securities exceeds 10% of the value of the net assets of the Fund, the excess must be sold as soon as practicable.

        The percentage restrictions on investment or utilization of assets described above refer to the percentage at the time an investment is made, except for those percentage restrictions relating to investments in illiquid securities. The percentages will be calculated at acquisition cost or market cost, whichever is lower. If these restrictions (except for those percentage restrictions relating to investments in illiquid securities) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s investment restrictions will be deemed to have occurred. Any changes in the Fund’s non-fundamental investment restrictions made by the Board of Trustees will be communicated to shareholders of the Fund prior to their implementation.

AMEX LISTING AND TRADING

        The Shares of the Fund are expected to be approved for listing and trading on the AMEX. Shares, redeemable only when aggregated in Creation Units, will trade on the AMEX and other secondary markets at prices that may differ to some degree from their NAV per Share or intraday indicative value (“IIV”). There can be no assurance that the requirements of the AMEX necessary to maintain the listing of Shares of the Fund will continue to be met. The AMEX may, but is not required to, remove the Fund from listing if: (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Fund for 30 or more consecutive AMEX trading days (“Business Days”); or (ii) such other event shall occur or condition exists that, in the opinion of the AMEX, makes further listing on the AMEX inadvisable. In addition, the AMEX may remove the Shares from listing and trading upon termination of the Trust.

        As in the case of other securities traded on an exchange, when you buy or sell Shares in the secondary market your broker may charge you a commission or other transaction charges and you may pay market premiums or discounts on purchases and sales of Shares.

        The Trust reserves the right to adjust the price of Shares to maintain convenient trading ranges for investors by share splits or reverse share splits, which would have no effect on the NAV.

INVESTMENT CONSIDERATIONS

        The Prospectus for the Fund describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

        Investment Ratings

        Money market instruments purchased by the Fund will be rated in the highest rating category by at least two nationally recognized statistical rating organizations (each an “NRSRO”). Presently, the NRSROs are Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), Fitch, Inc., Dominion Bond Rating Service Ltd. and A.M. Best Company, Inc. The highest rating category for Moody’s is a rating of “P-1", and the highest rating category for S&P is a rating of “A-1". In the case of short-term municipal obligations, the obligation will be rated in the highest rating category by at least by at least one NRSRO (for example, an S&P rating of “A-1” or a Moody’s rating of “MIG-1” or, in the case of variable-rate demand obligations, “VMIG-1”). Corporate debt obligations will be rated in one of the three highest long-term rating categories by at least two NRSROs. Mortgage-backed and asset-backed securities will be rated in one of the two highest long-term rating categories by at least one NRSRO (for example, an S&P rating of “AA-” or higher or a Moody’s rating of “Aa3” or higher). A security will be deemed to satisfy the Fund’s minimum rating requirement regardless of its relative rating (for example, “+” or “-”) within a major rating category. If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, then the Fund will not be required to dispose of the security. If and when such a downgrade occurs, however, the Sub-Advisor will determine what action, including sale of the security, is in the best interest of the Fund and its shareholders and will act on that determination.

        The Sub-Advisor will rely in part on NRSRO ratings in determining whether to purchase, sell or hold a security. Investors are cautioned that credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security’s value or its liquidity and do not guarantee the performance of the issuer. NRSROs may fail to make timely changes in credit ratings in response to subsequent events; an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that an NRSRO may downgrade a debt security’s rating that is owned by the Fund, in which case the value of the security would likely decrease or the security may become illiquid (or both). Subsequent to the Fund purchasing a security, the security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Neither event will require the sale of such securities, although the Sub-Advisor will consider such event in its determination of whether the Fund should continue to hold the security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices.

        Diversification

        The Fund will be prohibited from concentrating 25% or more of its total assets in any one industry, except for obligations issued by the U.S. government or its agencies. The Fund also will be prohibited from investing more than 5% of its assets in any one issuer (except that this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies).

        Lending of Portfolio Securities

        The Fund may lend portfolio securities constituting up to 33 1/3% of its total assets (as permitted by the Investment Company Act) to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains with us cash, U.S. government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

        The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

        Portfolio Asset Classes

        The Fund may invest only in the following:

        Bank Obligations. The Fund may invest in U.S. dollar-denominated obligations of commercial banks, savings banks, savings and loan associations or other depository institutions such as, but not limited to, certificates of deposit (“CDs”), banker’s acceptances, letters of credit, commercial paper and time deposits. A CD is a negotiable certificate representing a bank’s obligation to repay funds deposited with it, earning a specified rate of interest over a given period. A banker’s acceptance is a negotiable obligation of a bank to pay a draft that has been drawn on it by a customer. A letter of credit is an unconditional guarantee by the issuing bank to pay principal and interest on a note a corporation has issued. A time deposit is a non-negotiable deposit in a bank earning a specified interest rate over a given period of time.

        Within this asset class, it is expected that the Fund will invest primarily in obligations of U.S. banks. General economic conditions and exposure to credit losses may affect the ability of a bank to meet its obligations and, thus, the performance of the Fund. U.S. banks are subject to extensive government regulations that could also affect the performance of the Fund. For example, regulations limit the amount and types of lending that banks make and the interest rates that may be charged. As a result of federal and state laws, domestic banks are generally required to maintain specified levels of reserves and are subject to other regulations designed to promote financial soundness. Despite these safeguards, a bank could default on its obligation and the Fund could lose money.

        The Fund may also invest in obligations of foreign branches or subsidiaries of U.S. banks (“Eurodollar” obligations), provided that such investments are general obligations of the U.S. parent bank, or the Fund may invest in obligations of foreign banks or subsidiaries of foreign banks issuing in the U.S. (“Yankeedollar” obligations). The Fund may only invest in Yankeedollars that are issued by banks subject to state or federal banking regulations in the U.S.

        Eurodollar and Yankeedollar obligations may involve additional investment risks, including adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the repayment of principal and the payment of interest.

        Eurodollar issuers may be subject to less stringent reserve requirements than U.S. banks. Eurodollar issuers may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks.

        There may be less publicly available information about issuers of Yankeedollar obligations than U.S. banks. Yankedollar obligations, and to a lesser extent, Eurodollar obligations, may be subject to currency risk due to the issuer’s overall exposure to foreign currency.

        U.S. Government Securities. U.S. government securities include a variety of instruments which are issued or guaranteed by the U.S. Treasury, various agencies of the federal government and various instrumentalities which have been established or sponsored by the U.S. government. Direct obligations of the U.S. Treasury include treasury bills, treasury notes and treasury bonds. The Fund may invest in TIPS which are issued by the U.S. government and are designed to protect investors from inflation. The Fund may also invest in certain interests in U.S. government securities, such as U.S. Treasury STRIPS. U.S. Treasury STRIPS permit the separate ownership and trading of the interest and principal components of direct obligations of the U.S. Treasury.

        U.S. Corporate Debt Obligations. The Fund may invest in fixed-income securities issued by businesses. These include investment grade notes, bonds, debentures and commercial paper. The credit risks of corporate debt securities vary widely among issuers. Particularly during an economic downturn, an issuer may default on its obligations.

        Foreign Corporate Debt Obligations. The Fund may invest in U.S. dollar-denominated fixed-income securities issued by foreign companies located in the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia, Spain, Australia and Canada.

        The Fund may also invest in U.S. dollar denominated sovereign debt obligations of developed countries provided they meet the minimum ratings criteria for corporate debt obligations. The Fund may also invest in the debt obligations of supranational agencies provided they meet the ratings criteria for corporate debt obligations. Supranational entities include international organizations designated or supported by governmental entities to promote reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

        Investment in these securities involve risks, which may include political and economic developments, possible withholding taxes, seizure or nationalization of foreign assets, exchange or other foreign governmental laws or restrictions that might affect repayment of principal or payment of interest. Foreign companies are not regulated by U.S. authorities and are generally not bound by financial reporting standards comparable to U.S. standards. U.S. dollar-denominated securities of foreign issuers may be subject to currency risk due to an issuer’s exposure to its local currency.

        Money Market Funds. The Fund may invest in money market funds that are registered under the Investment Company Act to the extent permitted by the Investment Company Act. Generally, the risks of the Fund investing in other money market funds are the same as the risks of investing in the Fund, with the exception that money market funds have shorter dollar-weighted average maturities than the Fund. If the Fund invests in a money market fund, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by the other investment company, including advisory fees.

        Mortgage-Backed and Asset-Backed Securities. The Fund may invest in residential and commercial mortgage-backed securities as well as other asset-backed securities (collectively “Asset-Backed Securities”) that are secured or backed by automobile loans, installment sale contracts, credit card receivables, mortgages or other assets and are issued by the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, commercial banks, trusts, special purpose entities, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest on or principal of the securities (or both interest and principal) are made, thus, in effect, passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

        Non-mortgage Asset-Backed Securities may involve certain risks that are not presented by mortgage-backed securities. These risks arise primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables, as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities.

        Like other fixed income securities, when interest rates rise the value of an Asset-Backed Security generally will decline; however, when interest rates decline, the value of an Asset-Backed Security with prepayment features may not increase as much as that of other fixed income securities. Asset-Backed Securities may be subject to greater risk of default during periods of economic downturn than other short-term instruments. While the secondary market for asset-backed securities is ordinarily quite liquid, during an economic downturn the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating (or both) such securities.

        Taxable U.S. Municipal Obligations. The Fund may also invest in taxable U.S. municipal obligations. These include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit.

        The two principal classifications of municipal obligations are “general obligation” bonds and “revenue” or “special obligation” bonds. General obligation bonds are backed by the issuer’s faith, credit and taxing power. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Private activity bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such private activity bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligation and the pledge, if any, of real and personal property so financed as security for such payment.

        Municipal obligations may bear fixed, variable or floating rates of interest. Yields on municipal obligations are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities can be significantly affected by economic and political changes, in addition to taxation and legislative changes.

        Repurchase Agreements (Lending). The Fund may enter into repurchase agreements, a form of lending. Under repurchase agreements, the Fund purchases and simultaneously contracts to resell securities at an agreed upon time and price. This results in a fixed rate of return for the Fund insulated from market fluctuations during such period.

        The Fund will only invest in repurchase agreements that are fully collateralized and the Sub-Advisor will monitor the value of the underlying securities to assure that the value always equals or exceeds the repurchase price. In addition, the Sub-Advisor will monitor the creditworthiness of the issuing broker, dealer or bank. In the event of default by the seller, the underlying securities are not owned by the Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Fund may suffer delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default, instead of the contractual fixed rate of return, the rate of return would be dependent upon intervening fluctuations of the market value of the security and the accrued interest on the security. The aggregate value of all of the Fund’s repurchase agreements may not exceed 20% of the value of the net assets of the Fund.

        Reverse Repurchase Agreements (Borrowing). The Fund may enter into reverse repurchase agreements, a form of borrowing, for extraordinary or emergency purposes. Reverse repurchase agreements involve the sale of money market securities held by the Fund coupled with an agreement to repurchase the securities at an agreed time and price. During the time a reverse repurchase agreement is outstanding, the Fund will maintain a segregated custodial account containing U.S. government or other liquid securities that have a value equal to the repurchase price.

        A reverse repurchase agreement involves the risk that the counterparty will fail to return the securities involved in such transactions, in which event the Fund may suffer losses in connection with such transactions. The aggregate value of all of the Fund’s reverse repurchase agreements together with temporary bank borrowings may not exceed 20% of the value of the net assets of the Fund. The Fund will not purchase securities while it has any outstanding borrowing.

        Illiquid Securities. Investments of the Fund may be illiquid because they do not have an active trading market, making it difficult to value them or sell them promptly at an acceptable price. The Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on Fund performance. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. The Fund will not invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. The Sub-Advisor will monitor the Fund’s holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

        Derivatives. From time to time, the Fund may use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another). These derivative transactions may involve forward contracts, future contracts, options and swaps, including options on futures and swaps. The use of derivative instruments for both hedging and speculative purposes involves a risk of loss or depreciation possibly greater than that associated with investing directly in the underlying assets.

        The Fund may invest in various derivatives. A derivative is a financial instrument which has a value that is based on — or “derived from” — the values of other assets, reference rates, or indexes. The Fund may invest in derivatives for hedging purposes.

        Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to debt securities or other investments, and for other purposes.

        Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

        The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a “counterparty”) or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Sub-Advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

        Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

        Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

        Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a “senior security”, and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

        Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. The Fund bears the risk that the Sub-Advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Sub-Advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

MANAGEMENT

        Board of Trustees and Officers

        As a Delaware trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Trustees set broad policies for the Trust and may appoint officers. The Board of Trustees oversees the performance of the Advisor, the Sub-Advisor and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

        One of the trustees of the Trust is an officer and employee of the Sub-Advisor. This Trustee is an “Interested Person” (as defined under Section 2(a)(19) of the Investment Company Act) of the Trust (“Interested Trustee”). The Trust’s other Trustees are not Interested Persons of the Trust (“Independent Trustees”).

        The Fund is not part of a “fund complex” as defined in the Investment Company Act. The name, age, address, principal occupations during the past five years with respect to each of the Trustees and officers of the Trust is set forth below, along with the other public directorships held by the Trustees.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Interested Trustee
Michael E. Guarasci, Sr.	Trustee,	Indefinite,	Senior Managing Director and Head of Institutional	None
	Chairman	newly	Business of Bear Stearns Asset Management, Inc.
383 Madison Avenue,		elected	since 2005 (from 2001 to 2005 Senior Managing
New York,			Director); Chief Operating Officer of Bear
New York 10179	President,	One year	Stearns Asset Management since 2002; and Chief
	Treasurer and	term,	Financial Officer of Bear Stearns Asset
Age [•]	Secretary	newly	Management since 2000.
elected

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Independent Trustees
Tom Price	Trustee,	Indefinite,	[•]	[•]
c/o 383 Madison Avenue,	Chair of	newly
New York,	Audit	elected
New York 10179	Committee
[•]
Age [•]
Peter Quick	Trustee	Indefinite,	[•]	[•]
c/o 383 Madison Avenue,		newly
New York,		elected
New York 10179
Age [•]
John Brennan	Trustee	Indefinite,	[•]	[•]
c/o 383 Madison Avenue,		newly
New York,		elected
New York 10179
Age [•]

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Service	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Officers (other than Mr. Guarasci)
[•]	[•]	Indefinite,	[•]	N/A
newly
[•]	elected
Age [•]
[•]	[•]	Indefinite,	[•]	N/A
newly
[•]	elected
Age [•]

        Equity Ownership of Trustees

        As of [•][•], 2007, [•] Shares, the only Shares issued, have been issued to [•]. The Trustees and officers of the Trust own no Shares. The Advisor currently does not sponsor and the Trustees oversee no other registered investment companies.

        Committees

        Each Independent Trustee serves on the audit committee of the Board of Trustees (the “Audit Committee”). The purposes of the Audit Committee are to assist the Board of Trustees in (1) its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (2) its oversight of the Trust’s financial statements and the independent audit thereof; (3) selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) evaluating the independence of the independent accountants.

        The Board of Trustees has no other committees.

        Compensation of Trustees and Officers

        Interested Trustees are not compensated by the Trust. The Trust pays each Independent Trustee $10,000 per year for attendance at meetings of the Board of Trustees, and the Chairperson of the Audit Committee is paid an additional $5,000 per year. All Trustees are reimbursed for their travel expenses and other reasonable expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board of Trustees. The Trust’s officers receive no compensation directly from the Trust.

        Prior to the Trust’s commencement of operations, no Trustee was compensated for his or her service as a Trustee. The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund’s fiscal year ended [•][•], 2007, assuming a full fiscal year of operations for the fiscal year ended [•][•], 2007:

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Trust
Interested Trustee
Michael E. Guarasci, Sr.	$0	$0	$0
Independent Trustees
Tom Price	$15,000	$0	$15,000
(Audit Committee Chairperson)
Peter Quick	$10,000	$0	$10,000
John Brennan	$10,000	$0	$10,000

        Codes of Ethics

        The Trust, the Advisor, the Sub-Advisor and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, the Sub-Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code of ethics). There can be no assurance that the codes of ethics will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by the Fund. The codes are on file with the SEC and are available to the public.

        Proxy Voting Policies

        The Trust will not hold equity securities and, therefore, will not vote proxies. If a vote arises in connection with any security held by the Fund, the Trustees will not vote the securities.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

        Control Persons

        A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledged the existence of control. As of the date of this SAI, the Fund could be deemed to be under control of [•], which had voting authority with respect to 100% of the value of the outstanding interests in the Fund on such date. As a result, [•] could have the ability to approve or reject those matters submitted to the shareholders of the Fund for their approval, including changes to the Fund’s fundamental policies and the election of Trustees. [•] intends to sell its Shares to the public. It is expected that, once the Fund commences investment operations, [•] will not control the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisor and Sub-Advisor

        The Advisor, YYY Advisors LLC, generally oversees the performance of the Fund and arranges for transfer agency, custody and all other services necessary for the Fund to operate, but does not exercise day-to-day oversight over the Fund’s service providers. The Advisor is responsible for overseeing the management of the investment portfolio of the Fund. These services are provided under the terms of an Investment Advisory Agreement dated [•] [•], 2007 (the “Investment Advisory Agreement”) between the Trust and the Advisor, pursuant to which the Advisor receives an annual management fee equal to 0.28% of the Fund’s average net assets. The amount of the fee is calculated daily and paid monthly in arrears. The Advisor’s address is 383 Madison Avenue, New York, New York 10179. The Advisor is newly organized and has not previously served as investment advisor to a registered investment company.

        The Sub-Advisor, Bear Stearns Asset Management, Inc., is a wholly-owned subsidiary of The Bear Stearns Companies Inc. which was established in 1984. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. Bear Stearns Asset Management, Inc. is a registered investment advisor with aggregate assets at December 31, 2006 of approximately $41.43 billion, and is located at 383 Madison Avenue, New York, New York 10179.

        The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. Pursuant to the Investment Advisory Agreement, at least until December 31, 2007, the Advisor has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding 0.30%. The offering costs excluded from the 0.30% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Advisor have entered into the Expense Agreement in which the Advisor has agreed to waive its management fees and/or pay certain other operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.30% (excluding the expenses set forth above) (the “Expense Cap”). Expenses borne by the Advisor are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

        The Sub-Advisor manages the investment portfolio of the Fund under the oversight of the Advisor. The Sub-Advisor has complete discretion to purchase and sell portfolio securities for the Fund within the Fund’s investment objectives, restrictions and policies, and specific strategies. The Advisor employs and terminates sub-advisors subject to the approval of the Board of Trustees of the Fund.

        A discussion regarding the basis for the Board of Trustees approving the Investment Advisory Agreement will be available in the Trust’s first annual report to shareholders.

        The Sub-Advisor and its affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest. The Sub-Advisor does not use inside information in making investment decisions on behalf of the Fund.

        The Fund is newly organized and as of the date of this SAI has not yet incurred any management fees under the Investment Advisory Agreement.

Administrator, Custodian and Transfer Agent

        The Bank of New York, located at One Wall Street, New York, New York 10286, serves as Administrator to the Fund. The Administrator provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and the preparation and filing of all reports, registration statements, proxy statements and all other materials required to be filed or furnished by the Fund under federal and state securities laws. Pursuant to the Administration and Accounting Agreement between the Bank of New York and the Trust, the Fund has agreed to pay an annual administrative services fee of [•]% of its average daily net assets.

        The Bank of New York serves as Custodian of Fund’s assets. As Custodian, the Bank of New York has agreed to (1) make receipts and disbursements of money on behalf of the Fund, (2) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments, (3) respond to correspondence from shareholders, security brokers and others relating to its duties; and (4) make periodic reports to the Fund concerning the Fund’s operations. The Bank of New York does not exercise any supervisory function over the purchase and sale of securities. Pursuant to the Custody Agreement between the Bank of New York and the Trust, the Fund has agreed to pay an annual custody fee of [•]% of its average daily net assets.

        The Bank of New York serves as Transfer Agent and dividend paying agent for the Fund. As transfer agent and dividend paying agent, The Bank of New York has agreed to (1) issue and redeem shares of the Fund, (2) make dividend and other distributions to shareholders of the Fund, (3) respond to correspondence by Fund shareholders and others relating to its duties, (4) maintain shareholder accounts, and (5) make periodic reports to the Fund. Pursuant to the Transfer Agency and Services Agreement between the Bank of New York and the Trust, the Fund has agreed to pay an annual transfer agency fee of [•]% of its average daily net assets.

PORTFOLIO MANAGER

        Scott D. Pavlak, Senior Managing Director at the Sub-Advisor, is primarily responsible for the day-to-day management of the Fund’s investments.

        Portfolio Manager’s Compensation

        The Sub-Advisor believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for the portfolio manager consists of a base salary, an annual incentive bonus opportunity and a competitive benefits package. The portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect the portfolio manager’s relative experience and contribution to the Fund. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

        The annual incentive bonus opportunity provides cash bonuses based upon the Fund’s performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

        The portfolio manager is eligible to participate in the Sub-Advisor’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, a defined benefit pension plan, life insurance coverage and health and welfare programs.

        Other Accounts Managed by Portfolio Manager

        The portfolio manager is responsible for multiple investment accounts. As a general matter, certain conflicts of interest may arise in connection with the portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements and conflicts relating to selection of brokers or dealers to execute the Fund’s trades. The Sub-Advisor has structured the portfolio manager’s compensation in a manner, and the Fund has adopted policies, procedures and a code of ethics, reasonably designed to safeguard the Fund from being negatively affected as a result of any such conflicts that may arise.

        As of December 31, 2006, Mr. Pavlak was responsible for the management of 36 other accounts with total assets of $4.7 billion, of which one account was subject to a performance fee. The account subject to a performance fee had total assets of $234 million as of December 31, 2006.

PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the general supervision by the Board of Trustees and the Advisor, the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, which may be affiliates of the Sub-Advisor, and the negotiation of brokerage commissions. The Sub-Advisor expects that the Fund may execute brokerage or other agency transactions through registered broker-dealers, who receive compensation for their services, in conformity with the Investment Company Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in Nasdaq or over-the-counter securities and securities listed on an exchange) and agency Nasdaq or over-the-counter transactions executed with an electronic communications network or an alternative trading system.

        The Fund will give primary consideration to obtaining the most favorable prices and efficient executions of transactions in implementing trading policy. Consistent with this policy, when securities transactions are traded on an exchange, the Fund’s policy will be to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Advisor from obtaining a high quality of brokerage services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Advisor will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations will be necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

        The Sub-Advisor does not consider sales of Shares by broker-dealers as a factor in the selection of broker-dealers to execute portfolio transactions.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Board of Trustees is expected to adopt a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of shareholders; (b) does not put the interests of the Advisor, the Sub-Advisor, the Distributor, or any affiliated person of the Fund, the Advisor, the Sub-Advisor or the Distributor, above those of shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect.

        A complete schedule of the Fund’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. In addition, each Fund’s portfolio holdings will be publicly disseminated each Business Day via the Fund’s website or other means that make the information available to all likely interested parties in a contemporaneous manner, usually prior to the opening of the AMEX. The portfolio holding information will typically reflect the Fund’s anticipated holdings for that day. The portfolio holding information may also be disseminated through fee-based subscription services (for example, Bloomberg) to subscribers, which may include Authorized Participants.

        The Fund may also disclose information about its portfolio holdings at any time directly to: (i) certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management or other support to portfolio management, including affiliated broker-dealers or Authorized Participants (or both); (ii) other personnel of the Advisor, the Sub-Advisor, the Distributor, the Administrator, the Custodian and the Transfer Agent, who deal directly with, or assist in, functions related to investment management, administration, custody and transfers, as may be necessary to conduct business in the ordinary course in a manner; (iii) entities involved in the calculation and dissemination of the IIV; and (iv) other entities that provide additional services to the Fund, including, among others, rating or ranking organizations.

        Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) in any other circumstances except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s principal compliance officer (or, in his or her absence, any other authorized officer of the Trust) if he or she determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Advisor, the Sub-Advisor or the Distributor, and such disclosure serves a legitimate business purpose.

        The Board of Trustees of the Trust must approve all material amendments to the portfolio disclosure policy. The Board of Trustees will review the policy at least annually.

INTRADAY INDICATIVE VALUE

        The IIV is an approximate per-Share price of the Fund’s investments. The IIV of the Shares is disseminated every fifteen seconds throughout the trading day by the AMEX via the Consolidated Tape Association. The IIV should not be viewed as a “real-time” update of NAV because the IIV will be calculated by a pricing service and may not be calculated in the exact same manner as NAV, which is computed daily.

        The AMEX will calculate the Intraday Indicative Value during hours of trading on the AMEX by dividing the “Estimated Fund Value” as of the time of the calculation by the total Shares outstanding. “Estimated Fund Value” is the sum of the estimated amount of cash held in the Fund’s portfolio and the estimated value of the securities held in the Fund’s portfolio, minus the estimated amount of liabilities. To determine the estimated value of the securities held by the Fund, the Fund’s administrator will provide to the AMEX the weighted average maturity (or expected weighted average life, as applicable) for each security in the Fund’s portfolio. Based on the weighted average maturity (or expected weighted average life, as applicable) of the portfolio securities, the AMEX will select the appropriate reference securities and correlate it to the portfolio securities. The AMEX will then adjust the value of the portfolio securities throughout the day to reflect the movement of interest rates, as captured in the intraday movement of the reference securities.

        The Fund is not involved in, or responsible for, the calculation or dissemination of the IIV and makes no warranty as to its accuracy.

THE DISTRIBUTOR

        [•], the Distributor, is located at [•]. The Distributor is a broker-dealer registered under the Securities Exchange Act and a member of the National Association of Securities Dealers, Inc. (“NASD”).

        Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described below under “Purchase and Redemption of Creation Units.” The Distributor also acts as an agent for the Trust. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

        The Board of Trustees of the Trust has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.10% of its average daily net assets each year for certain distribution-related activities.

        No 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

        Under the Service and Distribution Plan, and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

        The Service and Distribution Plan was adopted in order to permit the implementation of the Fund’s method of distribution. However, no such fee is currently charged to the Fund, and there are no plans in place to impose such a fee.

ACCOUNTING AND LEGAL SERVICE PROVIDERS

Independent Registered Public Accounting Firm

        KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103-2499, serves as the independent registered public accounting firm to the Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings.

Legal Counsel

        Foley & Lardner LLP, located at 90 Park Avenue, New York, New York 10016, serves as the Fund’s legal counsel.

ADDITIONAL INFORMATION CONCERNING SHARES

        Organization and Description of Shares of Beneficial Interest

        The Trust is a Delaware statutory trust and registered investment company. The Trust was organized on March 19, 2007, and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of one managed, exchange-traded series. The Board of Trustees may designate additional series and classify shares of a particular series into one or more classes of that series.

        Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the Investment Company Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding Share of the Trust, the Trust will call a meeting of the Fund’s shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of Shares outstanding may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

        All Shares will be freely transferable. The Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that, if the Trust creates additional funds, in a matter affecting a particular fund, only Shares of that fund may be entitled to vote on the matter. Trust shareholders are entitled to require the Trust to redeem Creation Units if such shareholders are Authorized Participants. The Declaration of Trust confers upon the Board of Trustees the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of the Trust may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the net assets of the Fund.

        The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of the Fund’s shareholders held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

        If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

        Book Entry Only System

        DTC will act as securities depositary for the Shares. The Shares of the Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for Shares.

        DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom or their representatives (or both) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the NASD. Access to DTC system is also available to banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and bylaws and requirements of law. Beneficial Ownership of Shares will be limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) will be shown on, and the transfer of ownership will be effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

        Beneficial Owners of Shares will not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holders of the Shares. Accordingly, each Beneficial Owner must rely on the procedures of DTC, DTC Participants and any Indirect Participants through which such Beneficial Owner holds its interests in order to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes.

        Conveyance of all notices, statements and other communications to Beneficial Owners will be effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust will provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

        Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

        DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the AMEX.

PURCHASE AND REDEMPTION OF CREATION UNITS

        The Trust issues and redeems Shares of the Fund only in aggregations of Creation Units, presently 50,000 Share blocks. The Board of Trustees of the Trust reserves the right to declare a split or a consolidation in the number of Shares outstanding of the Fund, and may make a corresponding change in the number of Shares constituting a Creation Unit, in the event that the per Shares price in the secondary market trades outside the range deemed desirable by the Board of Trustees.

        The creation and redemption processes set forth below are summaries; Authorized Participants should refer to their Authorized Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.

        Purchase and Issuance of Creation Units

        Creation Units may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor, known as an “Authorized Participant.” In its Authorized Participant Agreement, each Authorized Participant will agree, on behalf of itself or any investor on whose behalf it will act, as the case may be, to terms and conditions including the delivery of cash sufficient to pay for the Creation Unit(s) and associated fees.

        Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant to purchase or redeem Shares from the Trust. Each investor should be aware that the investor’s particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that, therefore, orders to purchase Creation Units may need to be placed by the investor’s broker through an Authorized Participant.

        Purchases are made on a continuous basis through the Distributor, without a sales load. The order cut-off time is 11:00 a.m. New York time (the “Order Cutoff Time”). An order received after the Order Cutoff Time will be deemed received on the next Business Day. All orders are subject to the NAV per Share calculated on the Business Day the order is deemed received.

        Cash Purchase Amount

        Creation Units of the Fund will be sold for cash only (the “Cash Purchase Amount”). Creation Units are sold at NAV per Share multiplied by the number of Shares comprising a Creation Unit plus a transaction fee, as described below.

        Rejection of Purchase Orders

        The Trust reserves the absolute right to reject a purchase order transmitted to it by the Distributor if: (a) the purchaser or group of purchasers, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares; (b) acceptance of the purchase transaction order would have significant adverse tax consequences to the Fund; (c) the acceptance of the purchase transaction order would, in the opinion of counsel, be unlawful; (d) the acceptance of the purchase transaction order would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; (e) the value of a Cash Purchase Amount exceeds a purchase authorization limit extended to an Authorized Participant by the Custodian and the Authorized Participant has not deposited an amount of cash in excess of such purchase authorization with the Custodian prior to 3:00 p.m. on the date the order is transmitted; or (f) circumstances outside the control of the Trust, the Distributor, the Advisor or the Sub-Advisor make it impractical to process purchase orders. The Trust shall promptly notify a prospective purchaser of its rejection of the prospective purchaser’s order. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of purchase transaction orders nor shall either of them incur any liability for the failure to give any such notification.

        Redemption of Creation Units

        Shares may be redeemed only by Authorized Participants and only in Creation Units. Redemptions are made on a continuous basis through the Distributor, without a sales load. A redemption received by the Order Cutoff Time on a Business Day will be subject to the NAV per Share calculated that day. A redemption order received after the Order Cutoff Time on a Business Day will be deemed received on the next Business Day and subject to the NAV per Share calculated on that day.

        Authorized Participants also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

        Cash Redemption Amount

        The redemption proceeds for a Creation Unit will consist solely of cash in an amount equal to NAV per Share multiplied by the number of Shares being redeemed less the redemption transaction fee described below (“Cash Redemption Amount”). After the Distributor has deemed that a redemption order has been received in proper form, the Distributor will initiate procedures to transfer the requisite Cash Redemption Amount to the Authorized Participant by the next Business Day after which such redemption order is deemed received by the Distributor and on which the DTC is open for business.

        Rejection of Redemption Orders

        The right of redemption may be suspended or the date of payment postponed with respect to the Fund for any period during which the AMEX is closed (other than customary weekend and holiday closings); for any period during which trading on the AMEX is suspended or restricted; for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or in such other circumstance as may be permitted by the SEC.

        Transaction Fees

        There is a fixed and a variable component to the total Transaction Fee. A fixed Transaction Fee is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable Transaction Fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction. The variable Transaction Fee is intended to compensate the Administrator for the purchase or sale of portfolio securities to settle in cash.

        The fixed component of the Transaction Fee is $[•] and the maximum additional variable transaction fee is 0. [•]% of the value of the Shares being purchased or redeemed. The Board of Trustees and the Administrator may waive or reduce the fee for any particular transaction and may increase or decrease the Transaction Fees generally.

DETERMINATION OF NET ASSET VALUE

        The NAV of the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities. Interest on the Trust’s assets will accrue daily and will be included in the Fund’s total assets. Expenses and fees (including investment advisory, management, administration and distribution fees, if any) will accrue daily and will be included in the Fund’s total liabilities. NAV per Share of the Fund is computed by dividing the NAV by its total number of Shares outstanding, rounded to the nearest cent.

        In calculating NAV, the Fund’s investments are generally valued using market valuations. The value of the securities held by the Fund will be determined by a pricing service. The pricing service will generally value short-term debt securities held by the Fund with a remaining maturity of 60 days or less at amortized cost and short-term debt securities with 61 days or more to maturity based on quotations received from market makers or other appropriate sources. When market quotations are not readily available or are deemed unreliable, some investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Board of Trustees. Investments that may be valued using fair value pricing include, but are not limited to: (i) illiquid securities, including “restricted” securities and securities received in private placements for which there is no public market; (ii) securities of an issuer that becomes bankrupt or enters into a restructuring; (iii) securities whose trading has been halted or suspended; (iv) a security affected by currency controls or restrictions; and (v) fixed income securities that have gone into default and for which there is no current market value quotation.

        The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations. If the Fund invests in other open-end management investment companies registered under the Investment Company Act, it may rely on the net asset values of those companies to value the shares it holds of them. Those companies may also use fair value pricing under some circumstances.

        Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate NAV and the prices used to determine the IIV, which could result in the market prices for Shares deviating from NAV.

        NAV of the Fund is calculated by the Fund’s Administrator and Custodian each Business Day, ordinarily by 5:45 p.m. New York time. The AMEX is generally open Monday through Friday and is closed on weekends and federal holidays. The AMEX may close early on the day before a federal holiday and on the day after Thanksgiving Day. Exchange holiday schedules are subject to change and are published on the AMEX website at www.amex.com. If the AMEX closes early, NAV may be calculated prior to its normal calculation time. Creation and redemption transaction order time cutoffs would also be adjusted accordingly.

TAXATION

        Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of the Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. In addition, this discussion does not address the tax treatment of special classes of holders of the Shares, such as financial institutions, insurance companies, tax-exempt organizations, shareholders holding Shares through tax-advantaged accounts (such as IRAs), broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, individuals who are neither a citizen nor resident of the United States, and shareholders holding Shares as part of a hedge, straddle or conversion transaction. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of the Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

        The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below, and such positions could be sustained.

        Treatment of the Fund

        The Fund intends to qualify for and to elect treatment as a “regulated investment company” (“RIC”) under Subchapter M of the Code. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (ii) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(c)(2) of the Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships.

        If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

        With respect to any taxable year for which the Fund qualifies as a RIC, the Fund will be subject to federal income taxation to the extent that any investment company taxable income or net capital gain (the excess of net long-term capital gains over net short-term capital losses) is not distributed. The Fund intends to distribute substantially all of its investment company taxable income and net capital gains for each taxable year.

        The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income (the excess of capital gains over capital losses) for the twelve months ended October 31 of such year. The Fund intends to make distributions in the amounts and at the times necessary to avoid the application of this excise tax.

        The Fund may use the so-called “equalization method” of accounting to allocate a portion of its undistributed investment company taxable income and net capital gains, with certain adjustments, to payments of redemption proceeds. Although using this method generally will not affect the Fund’s total returns, this method will generally reduce the amount that the Fund would otherwise be required to distribute to continuing shareholders in order to avoid paying federal income tax and excise tax. The IRS has not expressly sanctioned the equalization accounting method that may be used by the Fund.

        Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. The amount of original issue discount that accrues during a taxable year with respect to a debt security held by the Fund will increase the Fund’s taxable income for such taxable year, even though there will generally be no corresponding receipt of cash until the debt security matures. As a result, the Fund may need to use other sources of cash to satisfy its distribution requirements for such taxable year.

        Treatment of Shareholders

        A distribution by the Fund is generally treated under the Code as being received by the shareholders at the time the distribution is made. However, any distribution declared by the Fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by each shareholder on December 31 of such calendar year, provided that such dividend is actually paid by the Fund during January of the following calendar year.

        Distributions that are made from the Fund’s net capital gain and that are designated by the Fund as capital gain dividends will be taxable to the holders of the Shares as long-term capital gain, whether paid in cash or in Shares and regardless of how long a holder has held the Shares. All other distributions (including dividends from short-term capital gains) made by the Fund from its current and accumulated earnings and profits will generally be taxable to the holders of the Shares as ordinary income.

        Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his Shares, and as a capital gain thereafter (if the shareholder holds his Shares as a capital asset).

        Investors should be careful to consider the tax implications of buying Shares just prior to a distribution. The price of Shares purchased at such a time will include the amount of the forthcoming distribution, but the distribution will generally be taxable. The Fund will not pay interest on uncashed distribution checks.

        Any capital gain or loss recognized upon a sale of Shares is generally treated as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss recognized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

        Back-Up Withholding

        Withholding at the applicable “backup withholding” rate (currently 28%) may be required to be imposed on distributions and redemption proceeds paid to a shareholder who has failed to provide a correct taxpayer identification number, or has failed to certify that such shareholder is not subject to backup withholding.

OTHER INFORMATION

        The Fund is not sponsored, endorsed, sold or promoted by any NRSRO or the AMEX. The NRSROs and the AMEX make no representation or warranty, express or implied, to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to achieve its objective. The NRSROs and the AMEX have no obligation or liability in connection with the administration, marketing or trading of the Fund.

        AMEX’s only relationship to the Fund relates to the licensing of certain intellectual property and the listing of the Shares. With respecting to the licensed intellectual property, the Advisor pays the AMEX and the owner of the intellectual property, which is an affiliate of the Advisor, a licensing fee. This licensing fee is paid out of the Advisor’s management fee.

FORM OF FINANCIAL STATEMENTS

YYY TRUST
BEAR STEARNS CURRENT YIELD FUND
FORM OF STATEMENT OF ASSETS AND LIABILITIES
[•][•], 2007

ASSETS
Cash	$
Receivable from Advisor
TOTAL ASSETS	$
LIABILITIES
Payable for Organization Costs	$
TOTAL LIABILITIES	$
Net assets	$
Analysis of Net Assets:
Paid-in Capital on shares of capital stock	$
Net asset value (NAV) per share, $	$

See accompanying notes to financial statements.

YYY TRUST
BEAR STEARNS CURRENT YIELD FUND
FORM OF STATEMENT OF OPERATIONS
[•][•], 2007*

INVESTMENT INCOME	--
EXPENSES
Organizational Costs	$ [•]
Reimbursement of Organizational Costs by Advisor	$ ([•])
NET EXPENSES	--
NET INVESTMENT INCOME	$ --

* The Trust was organized on March 19, 2007.

See accompanying notes to financial statements.

YYY Trust
FORM OF NOTES TO FINANCIAL STATEMENTS

1. Organization

        YYY Trust, a Delaware statutory trust (the “Trust”), was formed on March 19, 2007, and has authorized capital of unlimited shares of beneficial interest. The Trust has had no operations to date other than matters relating to its organization and registration as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the sale and issuance to [•] (the “Initial Purchaser”), of [•] shares of beneficial interest (“Shares”) at an aggregate purchase price of $[•] in the Bear Stearns Current Yield Fund (the “Fund”).

        The Fund is not a “money market fund,” as that term is defined in the Investment Company Act. The primary differences between the Fund and money market funds are that the Fund will not maintain a fixed target share price or a dollar-weighted average portfolio maturity of 90 days. The Fund’s portfolio will have a weighted average maturity of approximately 180 days (or, in the case of mortgage-backed securities, asset-backed securities and similar types of securities, a weighted average life of approximately 180 days), although the average may vary significantly from that period from time to time. No single investment of the Fund will have a maturity in excess of three years (or, in the case of mortgage-backed securities, asset-backed securities and similar types of securities, a weighted average life in excess of three years). For all floating rate securities, maturity shall be the next reset date. The Fund is designed to assume slightly more risk than money market funds and other short-term investments, such as certificates of deposit, but to produce higher expense-adjusted investment returns.

2. Summary of Significant Accounting Policies

Use of Estimates & Indemnifications

        The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates.

        In the normal course of business the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known; however, the Trust expects any risk of loss to be remote.

Federal Income Tax

        The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

3. Agreements

Investment Advisory Agreement

        The Advisor’s address is 383 Madison Avenue, New York, New York 10179. The Advisor generally oversees the performance of the Fund and arranges for transfer agency, custody and all other services necessary for the Fund to operate, but does not exercise day-to-day oversight over the Fund’s service providers. The Advisor is responsible for overseeing the management of the investment portfolio of the Fund. These services are provided under the terms of an Investment Advisory Agreement dated [•][•], 2007 (the “Investment Advisory Agreement”) between the Trust and the Advisor.

        For the services the Advisor provides to the Fund, the Advisor receives an annual management fee equal to 0.28% of the Fund’s average net assets. The amount of the fee is calculated daily and paid monthly in arrears. The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses. Pursuant to the Investment Advisory Agreement, at least until December 31, 2007, the Advisor has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding 0.30%. The offering costs excluded from the 0.30% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Advisor have entered into the Expense Agreement in which the Advisor has agreed to waive its management fees and/or pay certain other operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below 0.30% (excluding the expenses set forth above) (the “Expense Cap”). Expenses borne by the Advisor are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

        Bear Stearns Asset Management, Inc. (the “Sub-Advisor”) manages the investment portfolio of the Fund. The Sub-Advisor has complete discretion to purchase and sell portfolio securities for the Fund within the Fund’s investment objectives, restrictions and policies, and specific strategies. The Advisor employs and terminates sub-advisors subject to the approval of the Board of Trustees of the Fund.

Distribution

        [•]        serves as the Fund’s distributor.

Administrator, Custodian and Transfer Agent

        The Bank of New York, located at One Wall Street, New York, New York 10286, serves as the Fund’s Administrator, Custodian and Transfer Agent.

4. Organizational Costs

        The Trust and the Advisor have entered into the Expense Agreement in which the Advisor has agreed to waive its management fees and/or pay certain other operating expenses of the Fund in order to maintain the expense ratio of the Fund at or below the Expense Cap. Expenses borne by the Advisor are subject to reimbursement by the Fund up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the Expense Cap.

5. Capital

        The Fund issues and redeems Shares on a continuous basis at net asset value (“NAV”) per Share in groups of 50,000 Shares called “Creation Units.” Creation Units are purchased and redeemed in cash and the Fund does not allow in-kind creation and redemptions. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.

        Only “Authorized Participants” may purchase or redeem Shares directly from the Fund. Each Authorized Participant is a DTC participant that has entered into an Authorized Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the Shares directly from the Fund. Rather, most retail investors will purchase Shares on the AMEX with the assistance of a broker and will be subject to customary brokerage commissions or fees.

        A fixed transaction fee of up to $[•] will be charged by the Administrator for the creation or redemption of Creation Units of the Fund regardless of the number of shares created or redeemed on the date of the transaction. A variable transaction fee of up to 0. [•]% of the value of each Creation Unit will be charged by the Administrator.

6. Related Parties

        At [•][•], 2007, certain officers of the Trust were also employees of the Sub-Advisor.

FORM OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM REPORT

To the Board of Trustees of YYY Trust and Shareholders of the Bear Stearns Current Yield Fund:

        We have audited the accompanying statement of assets and liabilities of Bear Stearns Current Yield Fund (the “Fund”) (the sole portfolio of YYY Trust), as of [•][•], 2007 and the related statement of operations for the period ended [•][•], 2007. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board of Trustees (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bear Stearns Current Yield Fund at [•][•], 2007 and the results of its operations for the period ended [•][•], 2007 in conformity with U.S. generally accepted accounting principles.

Signature: _______________

Location: [•]

Date: [•]

PART C

OTHER INFORMATION

YYY Trust

Item 23. Exhibits

(a)	(1)	Certificate of Trust of the YYY Trust.

(2)	Declaration of Trust of the YYY Trust.

(b)	Bylaws of the YYY Trust.

(c)	Not Applicable.

(d)	(1)	Form of Investment Advisory Agreement between the YYY Trust and YYY Advisors LLC.

(2)	Form of Excess Expense Agreement between YYY Trust and YYY Advisors LLC [to be filed by amendment].

(3)	Form of Sub-Advisory Agreement between YYY Advisors LLC and Bear Stearns Asset Management, Inc.

(e)	Distribution Agreement [to be filed by amendment].

(f)	Not Applicable.

(g)	Custody Agreement between YYY Trust and The Bank of New York [to be filed by amendment].

(h)	(1)	Fund Administration and Accounting Agreement between YYY Trust and The Bank of New York [to be filed by amendment].

(2)	Transfer Agency and Services Agreement between YYY Trust and The Bank of New York [to be filed by amendment].

(3)	Form of Authorized Participant Agreement between Bear Stearns Asset Management Inc. and Authorized Participants [to be filed by amendment].

(4)	Intraday Indicative Value Agreement [to be filed by amendment].

(i)	Opinion and Consent of Foley & Lardner LLP [to be filed by amendment].

(j)	Consent of Independent Registered Public Account Firm [to be filed by amendment].

(k)	Not applicable.

(l)	Form of Initial Capital Agreement.

(m)	Form of Service and Distribution Plan.

(n)	Not applicable.

(o)	Reserved.

(p)	(1)	Form of Code of Ethics of the YYY Trust.

(2)	Form of Code of Ethics of YYY Advisors LLC.

(3)	Code of Ethics of Bear Stearns Asset Management Inc.

Item 24. Persons Controlled By or Under Common Control with Registrant

        Not applicable.

Item 25. Indemnification

        Reference is made to Article Eight of the Registrant’s Declaration of Trust, which is incorporated by reference herein.

        The Registrant (the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated March 19, 2007 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (collectively, “Covered Persons”). Each Covered Person shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been such a director, trustee, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. This indemnification is subject to the following conditions:

        No indemnification shall be provided hereunder to a Covered Person:

        (a)     For a liability to the Trust or its Shareholders arising out of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his of her office;

        (b)     With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

        (c)     In the event of a settlement of other disposition not involving a final adjudication (as provided in paragraph (a) or (b) above) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or position by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by: (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 8.5.5 of the Declaration of Trust) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter)); or (ii) a written opinion of independent legal counsel.

        The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

        Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 8.5 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 8.5 of the Declaration of Trust, provided that either:

        (a)     Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

        (b)     A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

        As used in Section 8.5 of the Declaration of Trust, the following words shall have the meanings set forth below:

        “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

        “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and

        “Liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 26. Business and Other Connections of Investment Advisor

        Reference is made to the caption “Management” in the Prospectus constituting Part A of this Registration Statement.

        The information as to the trustees and officers of the Bear Stearns Asset Management, Inc. set forth in the Bear Stearns Asset Management, Inc.‘s Form ADV filed with the SEC (Reference No. 801-29862, Revised February 2005), and amended through the date hereof, is incorporated herein by reference.

Item 27. Principal Underwriters

        (a)     To the best of the Registrant’s knowledge, [•], the Registrant’s principal underwriter, also acts as a principal underwriter for the following other investment companies:

        [•]

        (b)     To the best of the Registrant’s knowledge, the directors and executive officers of [•] are as follows:

        [•]

        (c)     [•] did not receive any commissions or other compensation, directly or indirectly, from the Registrant during the fiscal period ended [•][•], 2007.

Item 28. Location of Accounts and Records

        The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of [•] at:

YYY Trust
Attn: Secretary
383 Madison Avenue
New York, NY 10179

Item 29. Management Services

        Not applicable.

Item 30. Undertakings

        Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to each person to whom a prospectus is delivered.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 19th day of March, 2007.

YYY TRUST
(Registrant)
By: /s/ Michael E. Guarasci, Sr.
Michael E. Guarasci, Sr., President

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person(s) in the capacities and on the date(s) indicated.

Name	Title	Date
/s/ Michael E. Guarasci, Sr.	President, Treasurer and Secretary	March 19, 2007
Michael E. Guarasci, Sr.	(Principal Executive, Financial and
Accounting Officer) and Initial Trustee

EXHIBIT INDEX

No.	Description

(a)	(1)	Certificate of Trust of the YYY Trust.

(2)	Declaration of Trust of the YYY Trust.

(b)	Bylaws of the YYY Trust.

(c)	Not Applicable.

(d)	(1)	Form of Investment Advisory Agreement between the YYY Trust and YYY Advisors LLC.

(2)	Form of Excess Expense Agreement between YYY Trust and YYY Advisors LLC [to be filed by amendment].

(3)	Form of Sub-Advisory Agreement between YYY Advisors LLC and Bear Stearns Asset Management, Inc.

(e)	Distribution Agreement [to be filed by amendment].

(f)	Not Applicable.

(g)	Custody Agreement between YYY Trust and The Bank of New York [to be filed by amendment].

(h)	(1)	Fund Administration and Accounting Agreement between YYY Trust and The Bank of New York [to be filed by amendment].

(2)	Transfer Agency and Services Agreement between YYY Trust and The Bank of New York [to be filed by amendment].

(3)	Form of Authorized Participant Agreement between Bear Stearns Asset Management Inc. and Authorized Participants [to be filed by amendment].

(4)	Intraday Indicative Value Agreement [to be filed by amendment].

(i)	Opinion and Consent of Foley & Lardner LLP [to be filed by amendment].

(j)	Consent of Independent Registered Public Account Firm [to be filed by amendment].

(k)	Not applicable.

(l)	Form of Initial Capital Agreement.

(m)	Form of Service and Distribution Plan.

(n)	Not applicable.

(o)	Reserved.

(p)	(1)	Form of Code of Ethics of the YYY Trust.

(2)	Form of Code of Ethics of YYY Advisors LLC.

(3)	Code of Ethics of Bear Stearns Asset Management Inc.

Exhibit Index